UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

TESSCO Technologies Incorporated (the "Company") held its Annual Meeting of Shareholders on July 21, 2015, at its offices in Timonium, Maryland. Of the 8,266,863 shares of common stock outstanding as of the record date for the Annual Meeting, 7,747,009 shares, or 93.7% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy. Three proposals were properly submitted to the shareholders for a vote at the Annual Meeting. These proposals are described as Proposal Nos. 1, 2 and 3 in the Definitive Proxy Statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission in anticipation of the Annual Meeting. No other proposals were properly presented for a vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast "for" or "against" each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

Proposal No.1 - Election of Directors. Each of Robert B. Barnhill, Jr., Jay G. Baitler, John D. Beletic, Benn Konsynski, Ph.D, Dennis J. Shaughnessy and Morton F. Zifferer, Jr. were elected to serve as a member of the Board of Directors of the Company for a term expiring at the Annual Meeting of Shareholders to be held in 2016 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert B. Barnhill, Jr.	6,735,803	98,149	913,057
Jay G. Bailter	6,741,341	92,611	913,057
John D. Beletic	6,741,416	92,536	913,057
Benn Konsynski, PH.D	6,671,923	162,029	913,057
Dennis J. Shaughnessy	6,741,216	92,736	913,057
Morton F. Zifferer, Jr.	6,741,585	92,367	913,057

Proposal No.2 - Ratify Independent Registered Public Accountants. The appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year 2016 was ratified, as follows:

FOR	7,737,965
AGAINST	7,775
ABSTAIN	1,269

Proposal No.3 - An advisory vote on named executive officer compensation for the fiscal year ended March 29, 2015.  The shareholders voted to approve, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers for the fiscal year ended March 29, 2015, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Tables and other tabular information and related materials. The vote on this proposal was as follows:

FOR	6,668,148
AGAINST	153,638
ABSTAIN	12,166
BROKER NON-VOTES	913,057

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ Aric M. Spitulnik
Aric M. Spitulnik
Senior Vice President, Chief Financial Officer, and Corporate Secretary

Dated: July 21, 2015